UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

COMMUNITY SAVINGS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-55732	81-3840964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

425 Main Street, Caldwell, Ohio	43724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 732-5678

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01   Entry into a Material Definitive Agreement

On August 23, 2019, Community Savings (the “Bank”), the wholly owned subsidiary of Community Savings Bancorp, Inc., entered into an Executive Life Insurance Bonus Plan (the “Plan”) with Alvin B. Parmiter, the Bank’s President and Chief Executive Officer.

A summary of the Plan is set forth herein below at Item 5.02.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2019, the Bank entered into an Executive Life Insurance Bonus Plan with Alvin B. Parmiter (the “Executive”) to make certain bonus payments equal to the premium payments made each year on an insurance policy on the life of the Executive.  The Plan also provides the Bank may provide the Executive with supplemental bonus payments intended to make the Executive whole for taxes due on the primary bonus payments.  In the event the Executive ceases to be a full-time employee of the Bank, the Plan will terminate and the Bank will no longer be obligated to make bonus payments to or for the benefit of the Executive.  In the event of a change in control, the Bank or its successor will pay the Executive lump sum bonus in an amount equal to the remaining premium payments that would be due on the insurance policy until the Executive would have attained age 60.  The Bank may also make a supplemental bonus payment to the Executive to make the Executive whole with respect to taxes due on the lump sum bonus payment.  The effective date of the Plan is August 17, 2019.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

Item 9.01   Financial Statements and Exhibits

(a)          Financial Statements of businesses acquired.  Not Applicable.
(b)        Pro forma financial information.  Not Applicable.
(c)       Shell Company Transactions. Not Applicable
(d)       Exhibits.

Exhibit No. 10.1	Description Community Savings Executive Life Insurance Bonus Plan for Alvin B. Parmiter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY SAVINGS BANCORP, INC.
DATE: August 28, 2019	By:	/s/ Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer